               --------------------------------------------------

                                 MAIRS AND POWER
                                GROWTH FUND, INC.
               --------------------------------------------------

--------------------------------------------------------------------------------




ANNUAL REPORT
December 31, 1999












W-1420 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101
651-222-8478

                                                               February 22, 2000


TO OUR SHAREHOLDERS:

       In 1999 the Mairs and Power Growth Fund registered a return of 7.2%. The Standard & Poor's 500 Stock Index return for the year was 21.0%. During the nine month period ending September 30, 1999, the Fund's return of 5.3% was exactly in line with that of the S&P 500. However, during the final quarter of the year, a few technology stocks produced a surge in the stock market indexes and accounted for about 70% of the S & P 500 performance for the year. Without technology, the S & P 500 return for the year would have been 7.5%. A mere 30 companies accounted for 100% of the performance of the index while 50% of the companies in the index had a negative return for the year. As we have previously stated, we believe that technology is transforming many aspects of our economy, resulting in stronger growth and lower inflation. We further believe that each company in our portfolio must be an active participant in this technological transformation in order to gain competitive advantage. However, the technology sector of the S & P 500 is trading at 47 times prospective earnings while the balance of the index is trading at 21 times prospective earnings. We believe that many of those technology stocks are trading at levels that cannot be supported by either current or prospective earnings and therefore entail a level of risk which we find unacceptable.

       The Fund remains one of a very small number of diversified funds to have outperformed the S & P 500 over the past decade. For the ten year period ending December 31, the fund produced an 18.3% average annual return, slightly ahead of 18.2% recorded for the S&P 500. FORBES Magazine, in the February 7th issue, had a cover story highlighting ten mutual funds that outperformed the S&P 500 over the past decade "without echoing its holdings" and proposed that these funds are "a good way to garner outsize returns." Mairs and Power Growth Fund was one of the ten recommended funds. BUSINESS WEEK Magazine, in the January 24th issue, scored 885 stock funds based on five year, risk-adjusted returns. Mairs and Power Growth Fund received a B rating (above average) measured against all funds in the survey and a B+ rating (very good) measured against funds in its category.

       The U.S. economy currently is enjoying the longest period of uninterrupted growth in history and is about to enter its tenth year of expansion. It has benefitted from sound fiscal and monetary policies throughout the period, which will this year result in a federal budget surplus for the third consecutive year. The major fiscal debate in Washington now centers around the wisdom of utilizing the surplus for debt reduction or returning a portion of it to the taxpayers through tax reduction. For the past three years, Gross Domestic Product has been rising at an inflation-adjusted 4% rate even as inflation has remained well below 3%, the lowest level in 35 years. Economists believe that this period of growth should continue for some time as foreign economies continue their recovery. Corporate profits strengthened notably in 1999 and are expected to rise at least 8% this year, in line with the historic trend. Therefore, the outlook remains favorable for most U.S. equities.

       We continue to be committed to growth stocks but believe that valuations must be consistent with sustainable earnings growth rates. We seek to identify and invest in high quality business franchises with proven management and dominant market shares. During the past two years, a great many mutual fund managers have substantially increased the risk profile of their portfolios in an effort to attract more shareholders. The elements of our investment approach are unchanged. Since its inception 41 years ago, the fund has produced an average annual return of 12.3% while maintaining a below-average rate of volatility. We find our current holdings to be at attractive valuation levels which should provide favorable investment returns this year.

       Mairs and Power is a seventy year old investment advisory firm with over $1.2 billion of securities under management. Our professional staff consists of four portfolio managers with a total experience of 122 years in the investment advisory business. In 1980, I was designated Portfolio Manager of the Growth Fund but have been fully supported in that role by all of our managers. In order to better reflect our organizational strength, Bill Frels was designated Co-manager of the Fund effective January 1, 2000. Bill has 38 years of experience in investment management and for the past seven years has served as the President and Portfolio Manager of the highly-rated Mairs and Power Balanced Fund.

       Mutual funds are not required to hold annual meetings until such times as substantial changes are proposed in either the governance or the policy of the fund. Accordingly, a high percentage of funds do not routinely hold annual meetings. We have long believed that our shareholders would benefit from low management expenses and are proud that our expense ratio has remained low. In 1999 that ratio declined to .79% which compares with an average of 1.55% for the universe of stock funds compiled by Morningstar. The cost of proxy solicitation for annual meetings is significant and since the vast majority of our shareholders reside outside of

Minnesota, our Directors have determined that shareholders would be best served by holding annual meetings only in years when there is a legal requirement for such a meeting. Therefore, an annual meeting has not been scheduled for 2000. However, we do place a high value on periodic communications with our shareholders and therefore continue to issue quarterly reports rather then following the common industry practice of semi-annual reports.

                                                                 George A. Mairs
                                                                       President


   ---------------------------------------------------------------------------
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               FUND, S & P 500 INDEX, AND THE CONSUMER PRICE INDEX
   ---------------------------------------------------------------------------

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

(Figures adjusted and used for charting purpose)

            1989        1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
Fund        10.00       10.37     14.73     15.88     17.92     18.93     28.27     35.73     45.97     50.28     53.88

S & P       10.00        9.68     12.63     13.61     14.98     15.17     20.87     25.67     34.24     44.07     53.34

CPI         10.00       10.54     10.98     11.31     11.62     11.93     12.23     12.63     12.85     13.05     13.41

       ------------------------------------------------
                 Average Annual Total Returns
       ----------------- --------------- --------------
            1 Year           5 Year         10 Year
       ----------------- --------------- --------------
             7.2%            23.3%           18.3%
       ----------------- --------------- --------------

PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE.

                              FINANCIAL HIGHLIGHTS

            (SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              YEAR ENDED DECEMBER 31
                                            1999          1998          1997         1996          1995
                                        ------------- ------------- ------------- ------------ -------------
PER SHARE
Net asset value, beginning of year          $92.68        $86.67       $69.48       $56.64        $39.37

Investment operations:
   Net investment income                     0.85         0.86(*)       1.03          0.75          0.51
   Net realized and unrealized
        gains on investment                  5.79          7.23         18.85        14.19         18.83
                                             ----          ----         -----        -----         -----

TOTAL FROM INVESTMENT OPERATIONS             6.64          8.09         19.88        14.94         19.34

Less distributions:
   Dividends (from net
     investment income)                     (0.93)        (0.72)       (1.00)        (0.71)        (0.56)

   Distributions (from capital gains)       (5.48)        (1.36)       (1.69)        (1.39)        (1.51)
                                            ------        ------       ------        ------        ------

TOTAL DISTRIBUTIONS                         (6.41)        (2.08)       (2.69)        (2.10)        (2.07)
                                            ------        ------       ------        ------        ------

NET ASSET VALUE, END OF YEAR                $92.91        $92.68       $86.67        $69.48        $56.64
                                            ------        ------       ------        ------        ------
                                            ------        ------       ------        ------        ------

TOTAL INVESTMENT RETURN                      7.2%          9.4%         28.7%        26.4%         49.3%
                                            ------        ------       ------        ------        ------
                                            ------        ------       ------        ------        ------
NET ASSETS, END OF YEAR
    (000'S OMITTED)                        $546,836      $580,461     $412,591      $150,162      $70,537

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to
     average net assets                     0.79%         0.82%         0.84%        0.89%         0.99%

   Ratio of net investment
     income to average net
     assets                                 0.83%         0.97%         0.98%        1.18%         1.00%

   Portfolio turnover rate                  5.55%         2.04%         5.07%        3.19%         3.87%


(*)Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

                       STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1999


ASSETS
   Investments, at market value (cost $388,680,697)                                             $546,604,197
   Dividends and interest receivable                                                                 584,150
                                                                                                ------------
   Total assets                                                                                  547,188,347
LIABILITIES
   Accrued management fee                                                                            271,032
   Accrued custodian and transfer agent fee                                                           81,230
                                                                                                ------------
   Total liabilities                                                                                 352,262
NET ASSETS
   Equivalent to $92.91 per share on 5,885,897 shares outstanding                               $546,836,085
                                                                                                ------------
                                                                                                ------------

NET ASSETS CONSIST OF:
   Capital stock                                                                                  $   58,859
   Additional paid-in capital                                                                    388,759,059
   Accumulated undistributed net investment income                                                    49,346
   Accumulated undistributed net realized gain on investment transactions                             45,321
   Net unrealized appreciation of investments                                                    157,923,500
                                                                                                ------------
TOTAL NET ASSETS                                                                                $546,836,085
                                                                                                ------------
                                                                                                ------------

CAPITAL STOCK (par value $.01 a share)
   Shares authorized                                                                              25,000,000
                                                                                                ------------
                                                                                                ------------


SEE ACCOMPANYING NOTES.

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999

NUMBER OF SHARES                                                                               MARKET VALUE
                                         SECURITY DESCRIPTION                                   (NOTE 2a.)
----------------  --------------------------------------------------------------------------  -------------
                  COMMON STOCK

                  CHEMICAL  5.9%
         510,000  Ecolab, Inc.                                                                 $19,953,750
         222,500  H. B. Fuller                                                                  12,446,094
                                                                                               ------------
                                                                                                32,399,844
                  CONSUMER  10.2%
         514,000  General Mills, Inc.                                                           18,375,500
         440,000  Hormel Foods                                                                  17,875,000
         262,610  Jostens, Inc.                                                                  6,384,706
         345,800  The Toro Company                                                              12,902,662
                                                                                               ------------
                                                                                                55,537,868
                  DRUGS AND HOSPITAL SUPPLIES  9.9%
         282,000  Baxter International, Inc.                                                    17,713,125
         215,000  Johnson & Johnson                                                             20,021,875
         498,000  Pfizer Inc.                                                                   16,153,875
                                                                                               ------------
                                                                                                53,888,875
                  FINANCIAL  14.6%
         330,000  ReliaStar Financial Corporation                                               12,931,875
         436,000  St. Paul Companies, Inc.                                                      14,687,750
         640,000  TCF Financial Corporation                                                     15,920,000
         500,000  U.S. Bancorp                                                                  11,906,250
         600,000  Wells Fargo & Company                                                         24,262,500
                                                                                               ------------
                                                                                                79,708,375
                  INFORMATION SERVICES  6.2%
         500,000  Deluxe Corp.                                                                  13,718,750
         538,400  National Computer Systems Inc.                                                20,257,300
                                                                                               ------------
                                                                                                33,976,050
                  MEDICAL DEVICES  6.7%
         652,000  Medtronic, Incorporated                                                       23,757,250
         415,000  St. Jude Medical, Inc. *                                                      12,735,312
                                                                                               ------------
                                                                                                36,492,562


NUMBER OF                                                                             MARKET VALUE
SHARES                                   SECURITY DESCRIPTION                          (NOTE 2a.)
----------------  ----------------------------------------------------------------    --------------
                  COMMON STOCK (CONTINUED)

                  RETAILING  7.7%
         368,000  Dayton Hudson Corporation                                           $  27,025,000
         748,000  SUPERVALU Inc.                                                         14,960,000
                                                                                        ------------
                                                                                         41,985,000
                  TECHNOLOGY  16.0%
         560,000  Ceridian *                                                             12,075,000
         338,050  Emerson Electric Co.                                                   19,395,619
         318,750  Honeywell International Inc.                                           18,387,891
       1,248,100  MTS Systems Corporation                                                 9,672,775
         213,000  Minnesota Mining & Manufacturing Company                               20,847,375
         618,500  TSI Inc.                                                                7,267,375
                                                                                        ------------
                                                                                         87,646,035
                  TELECOMMUNICATIONS  7.3%
         554,000  ADC Telecommunications Inc. *                                          40,199,625

                  OTHER INDUSTRIALS  13.3%
         384,000  Bemis Company, Inc.                                                    13,392,000
         713,300  BMC Industries, Inc.                                                    3,477,337
         450,000  Burlington Northern Santa Fe                                           10,912,500
         554,800  Donaldson Company, Inc.                                                13,349,875
         609,850  Graco Inc.                                                             21,878,369
         232,200  The Valspar Corporation                                                 9,723,375
                                                                                        ------------
                                                                                         72,733,456
                                                                                        ------------
                  TOTAL COMMON STOCKS  97.8%                                            534,567,690

                  SHORT TERM INVESTMENTS  2.1%
      12,036,507  Firstar Institutional Money Market Fund, 5.5%                          12,036,507
                                                                                        ------------
                  TOTAL INVESTMENTS  99.9%                                              546,604,197
                  OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%                               231,888
                                                                                        ------------
                  NET ASSETS  100%                                                    $ 546,836,085
                                                                                        ------------
                                                                                        ------------

*Non-income producing

SEE ACCOMPANYING NOTES.

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME

Income:
     Dividends                                                               $  8,716,031
     Interest                                                                     415,056
                                                                             ------------
   TOTAL INCOME                                                                               $  9,131,087

Expenses:
     Investment advisory fees (NOTE 5)                                          3,375,441
     Administrative fees                                                          462,051
     Transfer agent fees (NOTE 5)                                                 442,020
     Custodian fees                                                               114,021
     Legal and audit fees                                                          30,443
     Other fees and expenses                                                       13,230
                                                                             ------------
   TOTAL EXPENSES                                                                                4,437,206
                                                                                              ------------
   NET INVESTMENT INCOME                                                                         4,693,881

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4)
     Net realized gains on investments sold                                    30,466,215
     Unrealized appreciation of investments                                     2,767,798
                                                                             ------------
   NET GAIN ON INVESTMENTS                                                                      33,234,013
                                                                                              ------------
   INCREASE IN NET ASSETS FROM OPERATIONS                                                     $ 37,927,894
                                                                                              ------------
                                                                                              ------------


SEE ACCOMPANYING NOTES.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED DECEMBER 31
                                                                                 1999               1998
                                                                            -------------------------------
OPERATIONS

   Net investment income                                                    $  4,693,881       $  4,956,251
   Net realized gains on investments sold                                     30,466,215          8,384,559
   Unrealized appreciation of investments                                      2,767,798         32,342,988
                                                                            ------------       ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                        37,927,894         45,683,798


DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                (5,215,357)        (4,372,903)
   Short-term gain distributed as ordinary income                              (609,446)                -
   From net realized gains                                                  (29,836,536)        (8,371,997)
                                                                            ------------       ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                         (35,661,339)       (12,744,900)

CAPITAL STOCK TRANSACTIONS
   Proceeds from shares sold                                                  64,874,545        211,621,886
   Reinvestment of distributions from net investment
     income and net realized gains                                            32,854,298         11,767,067
   Cost of shares redeemed                                                 (133,619,836)       (88,457,947)
                                                                           -------------       ------------
(DECREASE) INCREASE IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                               (35,890,993)        134,931,006
                                                                           -------------       ------------

TOTAL (DECREASE) INCREASE IN NET ASSETS                                     (33,624,438)        167,869,904

NET ASSETS
   Beginning of year                                                         580,460,523        412,590,619
   End of year (including undistributed investment income                  -------------       ------------
     of $49,346 and $583,348, respectively)                                 $546,836,085       $580,460,523
                                                                           -------------       ------------
                                                                           -------------       ------------
CHANGES IN CAPITAL STOCK
   Shares sold                                                                   674,948          2,375,392
   Shares issued for reinvested distributions                                    352,284            128,379
   Shares redeemed                                                           (1,404,167)        (1,001,454)
                                                                           -------------       ------------
NET (DECREASE) INCREASE IN SHARES                                              (376,935)          1,502,317
                                                                           -------------       ------------
                                                                           -------------       ------------

SEE ACCOMPANYING NOTES.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999





Note 1  --    The Fund is registered under the Investment Company Act of 1940
              (as amended) as a diversified, no-load, open-end management investment company. The investment objective of the Fund is to provide shareholders with a diversified holding of securities which appear to offer marked possibilities for long-term appreciation. Normally these will be common stocks.

Note 2  --    Significant accounting polices of the Fund are as follows:

               (a)Market value of investments is based on the last reported sale price on December 31 for listed securities traded on one or more of the national securities exchanges on which such securities are primarily traded or at the last sale price on the national securities market. For securities where quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the advisor, Mairs and Power, Inc. Security transactions are recorded on `trade date plus one', with `trade date' being the date on which securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

               (b)The Fund is a "regulated investment company" as defined in
                  Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code applicable to investment companies and to make distributions of income and security gains sufficient to relieve it from all or substantially all income taxes.

                                DECEMBER 31, 1999




Note 3  --    Purchases and sales of investment securities, excluding
              short-term securities, during the year ended December 31, 1999 aggregated $30,653,073 and $92,799,708, respectively.

Note 4  --    Net unrealized appreciation on investments for federal income tax purposes aggregated $157,923,500, of which $179,614,245 related to appreciated investment securities and $21,690,745 related to depreciated investment securities. Aggregate cost of investments for federal income tax purposes was $388,680,697.

Note 5  --    The investment advisory fees were paid to Mairs and Power,
              Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment advisor. Investment advisory fees were paid to the advisor pursuant to an advisory agreement approved by the directors of the Fund. The advisory fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month.
              Transfer agent fees were paid to Firstar Mutual Fund Services, LLC who serves as transfer agent. Directors of the Fund not affiliated with Mairs and Power, Inc. received compensation for meetings attended totaling $64,800 in 1999. No compensation was paid to any other director or officer of the Fund.

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders
Mairs and Power Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mairs and Power Growth Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Growth Fund, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP


January 24, 2000

                        SUMMARY OF FINANCIAL INFORMATION
-------------------------------------------------------------------------------
This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                                                           PER SHARE
                                                    ---------------------------------------------------------
                                                                  DISTRIBUTIONS   DIVIDENDS    PERFORMANCE OF
                                                                   OF REALIZED     FROM NET      AN ASSUMED
                       SHARES         TOTAL NET      NET ASSET     SECURITIES     INVESTMENT    INVESTMENT OF
      DATES          OUTSTANDING        ASSETS         VALUE          GAINS        INCOME         $10,000*
-----------------   -------------    ------------   ----------    --------------  ----------   --------------
  Dec. 31, 1975       1,114,754      $10,758,751      $ 9.65                        $ 0.24        $ 13,713
  Dec. 31, 1976       1,078,864      $13,821,528     $ 12.81                        $ 0.26        $ 18,609
  Dec. 31, 1977       1,057,928      $13,145,624     $ 12.43                        $ 0.33        $ 18,547
  Dec. 31, 1978         998,265      $13,282,487     $ 13.31                        $ 0.35        $ 20,375
  Dec. 31, 1979         914,635      $14,104,765     $ 15.42                        $ 0.45        $ 24,337
  Dec. 31, 1980         840,882      $14,540,014     $ 17.29                        $ 0.55        $ 28,258
  Dec. 31, 1981         861,678      $13,148,158     $ 15.26         $ 0.74         $ 0.60        $ 27,186
  Dec. 31, 1982         850,942      $16,784,217     $ 19.72         $ 0.58         $ 0.50        $ 37,833
  Dec. 31, 1983         881,592      $18,972 177     $ 21.52         $ 0.70         $ 0.48        $ 43,796
  Dec. 31, 1984         872,069      $17,304,204     $ 19.84         $ 0.76         $ 0.46        $ 42,910
  Dec. 31, 1985         856,738      $21,553,457     $ 25.16         $ 0.86         $ 0.46        $ 57,830
  Dec. 31, 1986         893,850      $22,235,453     $ 24.88         $ 2.74         $ 0.40        $ 64,505
  Dec. 31, 1987         914,139      $19,816,097     $ 21.68         $ 2.29         $ 0.48        $ 63,001
  Dec. 31, 1988         929,039      $20,630,251     $ 22.21         $ 1.21         $ 0.41        $ 62,288
  Dec. 31, 1989         866,584      $22,630,081     $ 26.11         $ 1.83         $ 0.43        $ 88,736
  Dec. 31, 1990         867,432      $22,501,587     $ 25.94         $ 0.70         $ 0.42        $ 91,992
  Dec. 31, 1991         904,023      $31,440,529     $ 34.78         $ 1.58         $ 0.39       $ 130,676
  Dec. 31, 1992         956,814      $34,363,306     $ 35.91         $ 1.16         $ 0.40       $ 140,920
  Dec. 31, 1993       1,006,285      $39,081,010     $ 38.84         $ 1.22         $ 0.43       $ 159,041
  Dec. 31, 1994       1,064,019      $41,889,850     $ 39.37         $ 0.98         $ 0.65       $ 167,998
  Dec. 31, 1995       1,245,325      $70,536,880     $ 56.64         $ 1.51         $ 0.56       $ 250,851
  Dec. 31, 1996       2,161,246     $150,161,759     $ 69.48         $ 1.39         $ 0.71       $ 317,087
  Dec. 31, 1997       4,760,515     $412,590,619     $ 86.67         $ 1.69         $ 1.00       $ 407,931
  Dec. 31, 1998       6,262,832     $580,460,523     $ 92.68         $ 1.36         $ 0.72       $ 446,148
  Dec. 31, 1999       5,885,897     $546,836,085     $ 92.91         $ 5.48         $ 0.93       $ 478,095

                *Assumes the reinvestment of all income dividends and capital gain distributions for a $10,000 investment made at the beginning of 1975.
-------------------------------------------------------------------------------
No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares. This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                          ----------------------------
       THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED DECEMBER 31,
1999) ARE AS FOLLOWS:

   1 YEAR:  +7.2%                5 YEARS:  +23.3%            10 YEARS:  +18.3%

THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND
 PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,
       WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

                             OFFICERS AND DIRECTORS


       George A. Mairs, III..................................................President and Director
       William B. Frels......................................................Secretary and Director
       Peter G. Robb....................................................Vice-President and Director
       Lisa J. Hartzell...................................................................Treasurer
       Charlton Dietz......................................................................Director
       Donald E. Garretson.................................................................Director
       J. Thomas Simonet...................................................................Director




INVESTMENT ADVISER                               CUSTODIAN
Mairs and Power, Inc.                            Firstar Bank Milwaukee
W-1420 First National Bank Building              615 East Michigan Street
332 Minnesota Street                             P. O. Box 701
Saint Paul, Minnesota 55101                      Milwaukee, Wisconsin 53201-0701

                              INDEPENDENT AUDITORS
                               Ernst & Young, LLP
                              1400 Pillsbury Center
                             200 South Sixth Street
                          Minneapolis, Minnesota 55402

                                 TRANSFER AGENT

(REGULAR MAIL ADDRESS)                       (OVERNIGHT OR EXPRESS MAIL ADDRESS)
Firstar Mutual Fund Services, LLC            Firstar Mutual Fund Services, LLC
615 East Michigan Street                     615 East Michigan Street
P. O. Box 701                                3rd Floor
Milwaukee, Wisconsin 53201-0701              Milwaukee, Wisconsin 53202

                  SHAREHOLDER ACCOUNT INFORMATION AND INQUIRIES
                                 1-800-304-7404

                                 MAIRS AND POWER
                                GROWTH FUND, INC.